HIP-IV

HIP-IV Incorporated

135 East 57th Street

New York, NY 10022

Exhibit 10.25

March 31, 2005

AFC Holdings Corporation

135 East 57th Street

New York, NY 10022

Dear Sirs,

We act as Managing Member of Hanover Investors Partners-V, LLC (the Company), a Delaware limited liability company. As such in accordance with Section 6 (a) of the Limited Liability Company Agreement we are entitled to receive an incentive allocation (Incentive Fee) from the Company, unless otherwise agreed.

In connection with the foregoing, we confirm to you the following:

To the extent that payments are received from the Company on account of HIP-IV’s Incentive Fee we will pay to you (or your designee) promptly after receipt and calculation of relevant expenses, the net amount of such Fee remaining after the deductions from the gross amount of such Fee set forth below:

(a)	All legal, accounting, travel and other costs and expenses of the formation and operation of HIP-IV reasonably incurred in connection with the Company other than costs and expenses reimbursed by the Company pursuant to Section 7 (e) of the Limited Liability Company Agreement and other than salaries or other compensation (if any) paid to executive officers of HIP-IV; and

(b)	Incentive fees and other amounts paid or payable by HIP-IV to Hanover Investors Limited in accordance with the letter agreement dated March ___, 2005 between HIP-IV and Hanover Investors Limited.

If the foregoing accurately reflects our understanding and agreement regarding this matter, please indicate your acceptance by signing a copy of this letter in the space provided below and returning it to us.

Yours faithfully,

/S/ Edward J. Bramson
Edward J. Bramson
President-HIP-IV Incorporated

HIP-IV

ACKNOWLEDGED AND AGREED
AFC HOLDINGS CORPORATION

By:	/S/ Joel D. Talcott
Vice President

Enc.: Letter agreement with Hanover Investors Limited

HIP–IV

HIP-IV Incorporated

135 East 57th Street

New York, NY 10022

June 30, 2005

AFC Holdings Corporation

135 East 57th Street

New York, NY 10022

Dear Sirs,

We refer to the letter agreement, dated March 31, 2005 (the “Agreement”), between us, pursuant to which HIP-IV Incorporated (“HIP”) has assigned to you any Incentive Fee (net of specified expenses) that HIP may receive as Managing Member of Hanover Investors Partners-V, LLC, a Delaware limited liability company (“Hanover V”), and more particularly to the discussions we have had concerning the terms of an amendment to the Agreement for the purpose of providing HIP with a financial incentive to maximize the amount of the Incentive Fee earned by it to the potential benefit of Ampex. Capitalized terms used but not defined herein shall have the meanings assigned in the Agreement.

Pursuant to our discussions, it is agreed that the Agreement shall be, and is hereby, amended to provide that an amount equal to 1/3 of such Fee shall be retained by HIP, and the balance thereof (2/3) shall be payable to you (or your designee) in accordance with the Agreement, in each case, after the deduction and payment from the gross amount of such Fee of the fees and expenses specified in subparagraphs (a) and (b) of the Agreement as originally executed.

For example, if the gross amount of the Incentive Fee earned by HIP as Managing Member of Hanover V were $1,000,000, and the amount of expenses and fees payable pursuant to subparagraphs (a) and (b) of the Agreement were $200,000 and $320,000, respectively, the net amount of $480,000 would be allocated $160,000 to HIP (1/3) and $320,000 (2/3) to you, pursuant to this arrangement.

Except as expressly set forth in this letter, the Agreement shall remain in full force and effect as originally executed.

If the foregoing accurately reflects our understanding and agreement regarding this matter, please indicate your acceptance by signing a copy of this letter in the space provided below and returning it to us.

Yours faithfully,

/S/ Edward J. Bramson
Edward J. Bramson
President-HIP-IV Incorporated

HIP-IV

ACKNOWLEDGED AND AGREED
AFC HOLDINGS CORPORATION

By:	/S/ Joel D. Talcott
Vice President